Long-Term Investment	12 Months Ended
Dec. 31, 2024
Long-Term Investment [Abstract]
Long-term investment

Note 9 – Long-term investment

On July 27, 2021, Shanghai Juhao, a variable interest entity of Jowell Global entered into a Capital Increase Agreement (the “Agreement”) with Suzhou Industrial Park Hongrun Rural Small Amount Loan Co., Ltd. (“Hongrun”) and its then existing shareholders. Pursuant to the Agreement, Shanghai Juhao contributed RMB 30 million (approximately $4.6 million) to Hongrun (the “Investment”) for 18.96% equity interest of Hongrun. After the investment, Hongrun had 9 shareholders, including Jiangsu Longrich Group Co., Ltd., the largest shareholder with 29.17% equity interest of Hongrun, is also a related party of the Company. Other 7 shareholders are unrelated parties accounting for 51.87% equity interest in Hongrun. Mr. Zhiwei Xu, then Chairman of the Board of Directors and then Chief Executive Officer of the Company is also the Chairman of the Board of Directors of Hongrun. According to the Article of Association of Hongrun, the Board of Directors of Hongrun has 5 members, among whom Mr. Zhiwei Xu and another Director is from Longrich Group, accounting for 40% voting rights of the Board. Accordingly, Longrich Group and the Company in aggregate cannot exercise control but has significant influence over Hongrun. Accordingly, Shanghai Juhao has been accounting for the investment under equity method. For the year ended December 31, 2024, the Company generated $105,464 investment loss from Hongrun and did not recognize any impairment losses for the long-term investments.